UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2016

Diadexus, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-26483	94-3236309
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

349 Oyster Point Boulevard, South San Francisco, California		94080
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 246-6400

diaDexus, Inc.

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Change in Registrant’s Certifying Accountant

(a)	Dismissal of Independent Registered Public Accounting Firm
i.

On March 31, 2016, Diadexus Inc. (the “Company”) dismissed PricewaterhouseCoopers LLP (“PwC”) as its independent registered public accounting firm. The decision to change Diadexus’ independent registered public accounting firm was approved by the Audit Committee of the Board of Directors (“Audit Committee”) of the Company on March 31, 2016.

ii.

PwC’s reports on Diadexus’ financial statements for the fiscal years ended December 31, 2015 and 2014 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that PwC’s audit report on the December 31, 2015 financial statements contained an explanatory paragraph expressing substantial doubt regarding the Company’s ability to continue as a going concern.

iii.

During the fiscal years ended December 31, 2015 and 2014 and in the subsequent interim period through March 31, 2016, there have been no disagreements between the Company and PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused them to make reference thereto in their reports on the financial statements for such years.

iv.

During the fiscal years ended December 31, 2015 and 2014 and the subsequent interim period through March 31, 2016, there were no reportable events, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

v.

The Company has requested that PwC furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not PwC agrees with the above statements. A copy of such letter, dated April 1, 2016, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)	Appointment of New Independent Registered Public Accounting Firm
i.

Contemporaneous with the decision to dismiss PwC, the Audit Committee also approved the appointment of OUM & Co. LLP (“OUM”) as its new independent registered public accounting firm, effective March 31, 2016. During the fiscal years ended December 31, 2015 and 2014 and the subsequent interim period through March 31, 2016, the Company has not consulted with OUM regarding either (1) the application of accounting principles to a specific transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company that OUM concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (2) any matter that was the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event, as that term is defined in Item 304 (a)(1) (v) of Regulation S-K.

Item 9.01.Financial Statements and Exhibits

The following exhibits are filed with this Current Report on Form 8-K.

(d) Exhibits

Exhibit No.	Description
16.1	Letter of PricewaterhouseCoopers LLP, dated April 1, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diadexus, Inc.
(Registrant)

Date: March 31, 2016	By:	/s/ Leone D. Patterson
Leone D. Patterson
Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter of PricewaterhouseCoopers LLP, dated April 1, 2016, regarding change in independent registered public accounting firm.